Exhibit 10.19A
SUBLEASE
     THIS SUBLEASE (this “Sublease”) is dated for reference purposes as of October 1, 2010, and is made by and between BigBand Networks, Inc., a Delaware corporation (“Sublessor”), and SimpliVT Corporation, a Delaware corporation (“Sublessee”). Sublessor and Sublessee hereby agree as follows:
     1. Recitals: This Sublease is made with reference to the fact that Gateway Sherwood, Inc., as landlord (“Master Lessor”), and Sublessor, as tenant, entered into that certain lease, dated as of August 25, 2006 (the “Master Lease”), with respect to premises consisting of approximately 87,319 square feet of space, located at 8 Technology Drive, Westborough, Massachusetts (the “Premises”). A copy of the Master Lease is attached hereto as Exhibit A.
     2. Premises: Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, a portion of the Premises consisting of approximately 10,826 rentable square feet of space located on the second floor of the Premises (hereinafter, the “Subleased Premises”). The Subleased Premises are more particularly described on Exhibit B attached hereto.
     3. Term:
          A. Term. The term (the “Term”) of this Sublease shall be for the period commencing on upon Sublessor’s completion of the work described in the second sentence of Paragraph 7 below, which Sublessor shall use commercially reasonable efforts to cause to occur no later than October 15, 2010 (the “Commencement Date”) and ending on March 30, 2012 (the “Expiration Date”), unless this Sublease is sooner terminated pursuant to its terms or the Master Lease is sooner terminated pursuant to its terms. Sublessor shall use commercially reasonable efforts to complete such work by September 15, 2010, subject to receipt of Master Lessor’s consent to such work and to this Sublease.
          B. Early Possession. Sublessor shall permit Sublessee to enter the Subleased Premises commencing upon execution of this Sublease solely for the purpose of preparing the Subleased Premises for occupancy and not for the purpose of conducting business therein, provided (i) Master Lessor’s consent to this Sublease has been received, (ii) Sublessee has delivered to Sublessor the Security Deposit and first month’s Base Rent as required under Paragraph 4 and (iii) Sublessee has delivered to Sublessor evidence of all insurance required under this Sublease. Such occupancy shall be subject to all of the provisions of this Sublease, except for the obligation to pay Base Rent and/or electricity and shall not advance the Expiration Date of this Sublease.
          C. No Option to Extend. The parties hereby acknowledge that the expiration date of the Master Lease is March 31, 2012 and that Sublessee has no option to extend the Term of this Sublease. For the avoidance of doubt, however, nothing in this Sublease shall at any time limit or preclude Sublessee from entering into direct negotiations with Master Lessor with respect to additional or different space in the Premises.
     4. Rent:
          A. Base Rent. Sublessee shall pay to Sublessor as base rent for the Subleased Premises for each month during the Term the amount of Twelve Thousand One Hundred Seventy-Nine and 25/100 Dollars ($12,179.25) per month (“Base Rent”). Base Rent and Additional Rent, as defined in Paragraph 4.B below, shall be paid on or before the first (1st) day of each month. Base Rent and Additional Rent for any period during the Term hereof which is for less than one (1) month of the Term shall be a pro rata portion of the monthly installment based on a thirty (30) day month. Base Rent and Additional Rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America. Base Rent and Additional Rent shall be paid directly to Sublessor at 475 Broadway Street, Redwood City, CA 94063, Attention: Accounts Receivable, or such other address as may be designated in writing by Sublessor. Notwithstanding the foregoing, so long as Sublessee is not in default under this Sublease beyond applicable notice and cure periods during such periods, Base Rent for the first thirty (30) days of the Term and the month of March 2012 shall be abated.
          B. Additional Rent. In addition to Base Rent, Sublessee shall also pay for all electricity used in the Subleased Premises, including the HVAC serving the Subleased Premises, which electricity shall be separately metered. Sublessor shall send to Sublessee a written invoice for electricity, which invoice shall be due within ten (10) days of the date such invoice is sent. Sublessee shall also pay any cost or expense is incurred under the Master Lease as a result of Sublessee’s negligence, willful misconduct, violation of this Sublease, request for certain services or requirement of additional services. All amounts payable under this Sublease in addition to Base Rent shall be deemed additional rent (“Additional Rent”). Base Rent and Additional Rent hereinafter collectively shall be referred to as “Rent”. For the avoidance of doubt, at no additional expense to Sublessee and without inclusion in “Rent” (except for the electricity charges above and the HVAC charges below), Sublessee shall be permitted to use all of the services provided by Master Lessor under Section 13.1 of the Master Lease (including utilities and janitorial service), the restrooms in the common areas of the building in which the Premises are located (the “Building”) and the storage closets within the Subleased Premises.
          C. Payment of First Month’s Rent. Upon execution hereof by Sublessee, Sublessee shall pay to Sublessor the sum of Twelve Thousand One Hundred Seventy-Nine and 25/100 Dollars ($12,179.25), which shall constitute Base Rent for the first full calendar month of the Term for which Base Rent is not abated.
     5. Security Deposit and Letter of Credit: Upon execution hereof by Sublessee, Sublessee shall provide to Sublessor (a) a cash security deposit (the “Security Deposit”) in the amount of Twenty-Four Thousand Three Hundred Fifty-Eight and 50/100 Dollars ($24,358.50) and (b) an irrevocable letter of credit in the principal amount of Seventy-Three Thousand Seventy-Five and 50/100 Dollars ($73,075.50) substantially in the form attached hereto as Exhibit D (the “Letter of Credit”), issued by [SIBLESEE’S BANK] (the “LC Bank”), as security for the performance by Sublessee of the terms and conditions of this Sublease. Promptly following the timely payment of Base Rent by Sublessee during each of the seventh (7th) through twelfth (12th) months of the Term (provided no default under this Sublease has occurred), Sublessor shall take such reasonable actions as determined by Sublessee to be necessary to cause the principal amount of the Letter of Credit to be reduced by Twelve Thousand One Hundred Seventy-Nine and 25/100 Dollars ($12,179.25) for such month, so that upon the payment of Base Rent for the twelfth (12th) month of the Term (provided no default under this Sublease has occurred), the Letter of Credit shall be released in its entirety by the LC Bank to Sublessee and Sublessee shall have no further obligation to provide the Letter of Credit. Sublessor shall be entitled to draw upon the full amount of the Letter of Credit upon any default by Sublessee and shall hold the proceeds to the Letter of Credit that are not immediately applied to cure a default as a cash Security Deposit as provided in this section. The Security Deposit shall be held in accordance with the terms of Section 5.1 of the Master Lease, as incorporated herein.
     6. Holdover: The parties hereby acknowledge that the expiration date of the Master Lease is March 31, 2012 and that it is therefore critical that Sublessee surrender the Subleased Premises to Sublessor no later than the Expiration Date in accordance with the terms of this Sublease. In the event that Sublessee does not surrender the Subleased Premises by the Expiration Date in accordance with the terms of this Sublease, Sublessee shall indemnify, defend, protect and hold harmless Sublessor from and against all loss and liability resulting from Sublessee’s delay in surrendering the Subleased Premises and pay Sublessor holdover rent in the amount set forth in Section 14 of the Master Lease.

     7. Repairs: The parties acknowledge and agree that Sublessee is subleasing the Subleased Premises on an “as is” basis, and that Sublessor has made no representations or warranties with respect to the condition of the Subleased Premises except as set forth in this paragraph. Prior to the Commencement Date, Sublessor shall, at Sublessor’s sole cost, (a) replace the missing carpet in the Subleased Premises, (b) shampoo the remaining carpet in the Subleased Premises, (c) repaint all of the walls in the Subleased Premises using at least two (2) colors to be reasonably approved by Subtenant and (d) re-install a minimum of 400 amps of power to the lab within the Subleased Premises. Except as set forth in this paragraph, Sublessor shall have no obligation whatsoever to make or pay the cost of any alterations, improvements or repairs to the Subleased Premises, including, without limitation, any improvement or repair required to comply with any law; provided, however, Sublessor shall use commercially reasonable efforts (without requiring Sublessor to initiate litigation) to (i) obtain the consent of Master Lessor under Section 6.1 of the Master Lease with respect to the alterations set forth in subparts (a)-(d) of this Paragraph 7, (ii) cause Master Lessor to perform its obligations under the Master Lease at Sublessee’s written request, (iii) obtain the consent of Master Lessor for the installation by Sublessee of the sinks and kitchenette contemplated by Section 12, and (iv) assist in the engagement by Sublessee of the applicable contractors for purposes of completing such improvements in (iii) above. Master Lessor shall be solely responsible for performance of any repairs required to be performed by Master Lessor under the terms of the Master Lease. Sublessee shall be solely responsible for all required maintenance and service on the HVAC unit serving the lab in the Subleased Premises. In addition, in accordance with the provisions of the Master Lease, Sublessee shall have the ability to operate the HVAC service to the Subleased Premises at any time outside of normal hours of operation for the Building by (i) providing to Sublessor proper notice, and (ii) paying the after hours HVAC charge of $50.00 per hour. For the avoidance of doubt, the last sentence of Section 6.2 of the Master Lease shall not apply hereunder except and to the extent that Sublessor is obligated to pay such amounts to Master Lessor.
     8. Assignment and Subletting. Sublessee may not assign this Sublease, sublet the Subleased Premises, transfer any interest of Sublessee therein or permit any use of the Subleased Premises by another party (collectively, “Transfer”), without the prior written consent of Sublessor, which consent shall not be unreasonably withheld, conditioned or delayed, and Master Lessor, and shall not have any right to Transfer less than all of the Subleased Premises. Any Transfer shall be subject to the terms of Section 9 of the Master Lease.
     9. Use: Sublessee may use the Subleased Premises only for the use permitted under Section 1.1 of the Master Lease. Sublessee shall not use, store, transport or dispose of any Hazardous Material in or about the Subleased Premises other than cleaning and equipment supplies in reasonable quantities for normal maintenance of equipment and cleaning of the Subleased Premises as permitted in the second sentence of Section 1.2 of the Master Lease. Sublessee shall have the right to use the existing network cabling presently in the Subleased Premises. Any additional cabling needed in the Subleased Premises shall be Sublessee’s responsibility. Sublessee shall comply with all reasonable rules and regulations promulgated from time to time by Master Lessor provided that Sublessee receives written notice thereof. Sublessee may access the freight elevator and loading dock within the Premises from time to time pursuant to mutually acceptable access terms to be agreed upon between Sublessor and Sublessee.
     10. Effect of Conveyance: As used in this Sublease, the term “Sublessor” means the holder of the tenant’s interest under the Master Lease. In the event of any assignment, transfer or termination of the tenant’s interest under the Master Lease, which assignment, transfer or termination may occur at any time during the Term hereof in Sublessor’s sole discretion, Sublessor shall be and hereby is entirely relieved of all covenants and obligations of Sublessor hereunder, provided that such transferee has assumed in writing all covenants and obligations thereafter to be performed by Sublessor hereunder. Sublessor may transfer and deliver any security of Sublessee to the transferee of the tenant’s interest under the Master Lease, and thereupon Sublessor shall be discharged from any further liability with respect thereto.

     11. Delivery and Acceptance: If Sublessor fails to deliver possession of the Subleased Premises to Sublessee on or before October 24, 2010 for any reason other than Sublessee’s delay, then Sublessee shall have the right to terminate this Sublease by delivering to Sublessor ten (10) business days written notice of such termination at any time prior to such delivery; provided, however, Sublessor shall not be liable to Sublessee for any loss or damage arising from such delay and termination. In the event that Sublessee elects not to terminate this Sublease, Rent shall abate until Sublessor delivers possession of the Subleased Premises to Sublessee. By taking possession of the Subleased Premises, Sublessee conclusively shall be deemed to have accepted the Subleased Premises in their as-is, then-existing condition, without any warranty whatsoever of Sublessor with respect thereto.
     12. Improvements: No alteration or improvements shall be made to the Subleased Premises, except in accordance with the Master Lease, and with the prior written consent of both Master Lessor and Sublessor. Notwithstanding the foregoing, subject to the prior written consent of Master Lessor and Sublessor as to the specifications thereof, in accordance with the terms of Section 6 of the Master Lease, as incorporated herein, and subject to the rights of Master Lessor and Sublessor to require Sublessee to remove such improvements upon the termination of this Sublease except as provided in Section 15 below, Sublessee may, at its sole expense, (a) install two (2) operating sinks, (b) add additional cooling to the lab area within the Subleased Premises to supplement the 15 tons of AC currently serving such lab, which cooling must be separately metered to Sublessee, (c) operate the cooling in such lab area on a 24x7 basis, and (d) construct a kitchenette in the Subleased Premises.
     13. Insurance: Sublessee shall obtain and keep in full force and effect, with respect to the Subleased Premises, at Sublessee’s sole cost and expense, during the Term the insurance required under Section 11 of the Master Lease. Sublessee shall name Master Lessor and Sublessor as additional insureds under its liability insurance policy. The release and waiver of subrogation set forth in Section 12 of the Master Lease, as incorporated herein, shall be binding on the parties.
     14. Default; Remedies: Sublessee shall be in material default of its obligations under this Sublease if Sublessee commits any act or omission which constitutes a default under the Master Lease, which has not been cured after delivery of written notice and passage of the applicable grace period provided in the Master Lease as modified, if at all, expressly by the provisions of this Sublease. In the event of any default by Sublessee, Sublessor shall have all remedies provided pursuant to Section 19 of the Master Lease and by applicable law. Sublessor may resort to its remedies cumulatively or in the alternative.
     15. Surrender: Prior to expiration of this Sublease, Sublessee shall remove all of its furniture (including the Furniture), equipment and trade fixtures and shall surrender the Subleased Premises to Sublessor in vacant, broom clean, good condition, subject to reasonable wear and tear, and otherwise in the condition required under the Master Lease. If the Subleased Premises are not so surrendered, then Sublessee shall be liable to Sublessor for all actual, third party out-of-pocket costs incurred by Sublessor in returning the Subleased Premises to the required condition and such failure shall constitute a holdover as provided in Paragraph 6 above. Notwithstanding the foregoing, however, Sublessee shall not be obligated to remove (i) the additional cooling HVAC added to the lab area in accordance with Section 12(b), or (ii) the kitchenette constructed in the Subleased Premises in accordance with Section 12(d), but Sublessee shall otherwise return such portions of the Subleased Premises to Sublessor in vacant, broom clean, good condition, subject to reasonable wear and tear, and otherwise in the condition required under the Master Lease.
     16. Broker: Sublessor and Sublessee each represent to the other that they have dealt with no real estate brokers, finders, agents or salesmen other than R.W. Holmes, representing Sublessor, and T3 Advisors, representing Sublessee, in connection with this transaction. Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder’s fees or other compensation made by any other agent, broker, salesman or finder as a consequence of such party’s actions or dealings with such agent, broker, salesman, or finder.

     17. Notices: Unless at least five (5) days’ prior written notice is given in the manner set forth in this paragraph setting forth a new notice address, the address of each party for all purposes connected with this Sublease shall be that address set forth below its signature at the end of this Sublease. All notices, demands or communications in connection with this Sublease shall be (a) personally delivered; or (b) properly addressed and (i) submitted to an overnight courier service, charges prepaid, or (ii) deposited in the mail (certified, return receipt requested, and postage prepaid). Notices shall be deemed delivered upon receipt, if personally delivered, one (1) business day after being submitted to an overnight courier service and three (3) business days after mailing, if mailed as set forth above. All notices given to Master Lessor under the Master Lease shall be considered received only when delivered in accordance with the Master Lease.
     18. Other Sublease Terms:
     A. Incorporation by Reference. Except as set forth below, the terms and conditions of this Sublease shall include all of the terms of the Master Lease and such terms are incorporated into this Sublease as if fully set forth herein, except that: (i) each reference in such incorporated sections to “Lease” shall be deemed a reference to “Sublease”; (ii) each reference to the “Premises” shall be deemed a reference to the “Subleased Premises”; (iii) each reference to “Landlord” and “Tenant” shall be deemed a reference to “Sublessor” and “Sublessee”, respectively, except as otherwise expressly set forth herein; (iv) with respect to work, services, repairs, restoration, insurance, indemnities, representations, warranties or the performance of any other obligation of Master Lessor under the Master Lease, the sole obligation of Sublessor shall be to request the same in writing from Master Lessor as and when requested to do so by Sublessee, and to use Sublessor’s commercially reasonable efforts (without requiring Sublessor to initiate litigation) to obtain Master Lessor’s performance; (v) with respect to any obligation of Sublessee to be performed under this Sublease, wherever the Master Lease grants to Sublessor a specified number of days to perform its obligations under the Master Lease, except as otherwise provided herein, Sublessee shall have two (2) fewer days to perform the obligation, including, without limitation, curing any defaults; (vi) with respect to any approval required to be obtained from the “Landlord” under the Master Lease, such consent must be obtained from both Master Lessor and Sublessor, and the approval of Sublessor may be withheld if Master Lessor’s consent is not obtained; (vii) in any case where the “Landlord” reserves or is granted the right to manage, supervise, control, repair, alter, regulate the use of, enter or use the Premises or any areas beneath, above or adjacent thereto, perform any actions or cure any failures, such reservation or right shall be deemed to be for the benefit of both Master Lessor and Sublessor; (viii) in any case where “Tenant” is to indemnify, release or waive claims against “Landlord”, such indemnity, release or waiver shall be deemed to run from Sublessee to both Master Lessor and Sublessor; (ix) in any case where “Tenant” is to execute and deliver certain documents or notices to “Landlord”, such obligation shall be deemed to run from Sublessee to both Master Lessor and Sublessor; (x) all payments shall be made to Sublessor; (xi) Sublessee shall pay all consent and review fees set forth in the Master Lease to both Master Lessor and Sublessor; and (xii) all “profit” under subleases and assignments shall be paid to Sublessor.
     Notwithstanding the foregoing, (a) the following provisions of the Master Lease shall not be incorporated herein: Reference Pages, Sections 1.3 (the reference to “306 parking spaces”), 1.4, 2, 3.1, 4, 5.2, 6.1 (the third sentence), 9.8, 13.1 (the 4th-9th sentences), 13.6, 14, 15 (the last two sentences), 19.3, 27, 28(a), (b) and (d), 38, 39 and 42 and Exhibits A and B (and all references thereto); (b) references in the following provisions to “Landlord” shall mean Master Lessor only: Sections 7.1 (the second and last references only), 13.1 (the first four and last two sentences), 13.2, 13.6, 16 (the last sentence) and 22 and Exhibits D and E; and (c) references in the following provisions to “Landlord” shall mean Master Lessor and Sublessor: Section 8, 9.5, 11, 13.3 and 28 (the references therein with respect to subpart (c)).
     B. Assumption of Obligations. This Sublease is and at all times shall be subject and subordinate to the Master Lease and the rights of Master Lessor thereunder. Sublessee hereby expressly assumes and agrees, subject to the terms of Paragraph 18.A: (i) to comply with all provisions of the Master Lease which are incorporated hereunder; and (ii) to perform all the obligations on the part of the “Tenant” to be performed under the terms of the Master Lease during the Term of this Sublease which are incorporated hereunder. In the event the Master Lease is terminated for any reason whatsoever, this Sublease shall terminate simultaneously with such termination. In the event of a conflict between the provisions of this Sublease and the Master Lease, as between Sublessor and Sublessee, the provisions of this Sublease shall control. In the event of a conflict between the express provisions of this Sublease and the provisions of the Master Lease, as incorporated herein, the express provisions of this Sublease shall prevail.
     19. Conditions Precedent: This Sublease and Sublessor’s and Sublessee’s obligations hereunder are conditioned upon the written consent of Master Lessor. If Sublessor fails to obtain Master Lessor’s consent within thirty (30) days after execution of this Sublease by Sublessor, then Sublessor or Sublessee may terminate this Sublease by giving the other party written notice thereof, and Sublessor shall return to Sublessee its payment of the first month’s Rent paid by Sublessee pursuant to Paragraph 4 hereof and the Security Deposit.
     20. Termination; Recapture: Notwithstanding anything to the contrary herein, Sublessee acknowledges that, under the Master Lease, both Master Lessor and Sublessor have certain termination and recapture rights, including, without limitation, in Sections 22 and 23. Nothing herein shall prohibit Master Lessor or Sublessor from exercising any such rights and neither Master Lessor nor Sublessor shall have any liability to Sublessee as a result thereof. In the event Master Lessor or Sublessor exercise any such termination or recapture rights, this Sublease shall terminate without any liability to Master Lessor or Sublessor. Notwithstanding the foregoing, if Sublessor and Master Lessor enter into an agreement to voluntarily terminate the Master Lease for reasons other than casualty, condemnation or default, Sublessor shall give Sublessee not less than five (5) months prior written notice thereof and Sublessee shall not be required to pay Base Rent during the last five (5) months of the Term.
     21. Inducement Recapture: Any agreement for free or abated rent or other charges, or for the giving or paying by Sublessor to or for Sublessee of any cash or other bonus, inducement or consideration for Sublessee’s entering into this Sublease, all of which concessions are hereinafter referred to as “Inducement Provisions”, shall be deemed conditioned upon Sublessee’s full and faithful performance of all of the terms, covenants and conditions of this Sublease. In the event a default by Sublessee beyond applicable notice and cure periods occurs and is continuing, any such Inducement Provision applicable during the period of such uncured default shall automatically be deemed deleted from this Sublease and no further force or effect.
     22. Furniture, Fixtures and Equipment: On the Commencement Date, without payment of any additional consideration by Sublessee, the office furnishings within the Subleased Premises which are identified on Exhibit C attached hereto (the “Furniture”) shall become the property of Sublessee. The Furniture is provided in its “AS IS, WHERE IS” condition, without representation or warranty whatsoever. Sublessee shall insure the Furniture under the property insurance policy required under the Master Lease, as incorporated herein, and pay all taxes with respect to the Furniture. Sublessee shall maintain the Furniture in good condition and repair, reasonable wear and tear excepted, and shall be responsible for any loss or damage to the same occurring during the Term. Sublessee shall remove the Furniture upon the termination of this Sublease as required under Paragraph 15 of this Sublease and the failure to do so shall be considered a holdover as provided in Paragraph 6 above.
     23. Parking; Signage: Sublessee shall have its pro rata share of the parking spaces allocated to the Premises under the Master Lease based on the ratio of the square footage of the Subleased Premises to the square footage of the Premises. Subject to the prior written consent of Sublessor, which consent shall not be unreasonably withheld, conditioned or delayed, and Master Lessor, at Sublessee’s sole cost, Sublessee shall have the same signage rights as Sublessor under the Master Lease.

     IN WITNESS WHEREOF, the parties have executed this Sublease as of the day and year first above written.

SUBLESSOR:			SUBLESSEE:

BIGBAND NETWORKS, INC.,			SIMPLIVT CORPORATION,
a Delaware corporation			a Delaware corporation

By:	/s/ Rob Horton		By:	/s/ Doron Kempel
	Name:	Rob Horton		Name:	Doron Kempel
	Its: Senior Vice President & General Counsel			Its: Chief Executive Officer

Address:	475 Broadway Street	Address:	c/o Gunderson Dettmer
	Redwood City, CA 94063		850 Winter Street
	Attn: General Counsel		Waltham, MA 02451

CONSENT TO SUBLEASE
     Master Lessor hereby acknowledges receipt of a copy of this Sublease, and consents to the terms and conditions of this Sublease. By this consent, Master Lessor shall not be deemed in any way to have entered the Sublease or to have consented to any further assignment or sublease.

MASTER LESSOR: GATEWAY SHERWOOD, INC., a California corporation
By:
Its:
Dated:

EXHIBIT A
MASTER LEASE

EXHIBIT B
SUBLEASED PREMISES

EXHIBIT C
FURNITURE
     1 Executive Board Set of Furniture
     16 Ft Conf Table-Credenza- 18 Rolling Chairs
     27 Work Stations
     10 Ceiling High Office Set Ups
     60 Rolling Chairs

EXHIBIT D
FORM OF LETTER OF CREDIT
STANDBY LETTER OF CREDIT DRAFT
IRREVOCABLE STANDBY LETTER OF CREDIT NO. ______
DATE: ________, 2010
BENEFICIARY:
BIGBAND NETWORKS, INC.
475 BROADWAY STREET
REDWOOD CITY, CA 94063
ATTN: GENERAL COUNSEL
APPLICANT:
SIMPLIVT CORPORATION
__________________
__________________
AMOUNT: US$73,075.50 (SEVENTY-THREE THOUSAND SEVENTY-FIVE AND 50/100 DOLLARS U.S. DOLLARS)
EXPIRATION DATE: OCTOBER 31, 2011
LOCATION: AT OUR COUNTERS IN ____________
DEAR SIR/MADAM:
     WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. ______ IN YOUR FAVOR AVAILABLE BY YOUR DRAFTS DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT “B” ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:
     1. THE ORIGINAL OR COPY OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.
     2. A DATED CERTIFICATION FROM THE BENEFICIARY SIGNED BY AN AUTHORIZED OFFICER, FOLLOWED BY ITS DESIGNATED TITLE, STATING THE FOLLOWING:
“THE AMOUNT REPRESENTS FUNDS DUE AND OWING TO US AS A RESULT OF THE APPLICANT’S FAILURE TO COMPLY WITH ONE OR MORE OF THE TERMS OF THAT CERTAIN SUBLEASE BY AND BETWEEN (INSERT BENEFICIARY’S NAME), AS SUBLANDLORD, AND SIMPLIVT CORPORATION, AS SUBTENANT”
     PARTIAL DRAWS ARE ALLOWED. A COPY OF THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

     DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.
     THIS LETTER OF CREDIT MAY ONLY BE TRANSFERRED IN ITS ENTIRETY BY THE ISSUING BANK UPON OUR RECEIPT OF THE ATTACHED “EXHIBIT A” DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS, IF ANY, WITH THE PAYMENT OF OUR TRANSFER FEE OF USD250.00.
     DOCUMENTS MAY BE PRESENTED IN PERSON OR FORWARDED TO US BY OVERNIGHT DELIVERY SERVICE TO: ______________________, ATTN: ____________.
     WE HEREBY AGREE WITH YOU THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.
     THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.

AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

EXHIBIT “A”
DATE:

TO:	RE: STANDBY LETTER OF CREDIT
ATTN:	NO. ISSUED BY

L/C AMOUNT:
GENTLEMEN:
     FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:
     (NAME OF TRANSFEREE)
     (ADDRESS)
     ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.
     BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.
     THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,

(BENEFICIARY’S NAME)

SIGNATURE OF BENEFICIARY

SIGNATURE AUTHENTICATED

(NAME OF BANK)

AUTHORIZED SIGNATURE

EXHIBIT “B”

DATE:	REF. NO.

AT SIGHT OF THIS DRAFT

PAY TO THE ORDER OF	US $

USDOLLARS

DRAWN UNDER                                                                                     , STANDBY

LETTER OF CREDIT NUMBER NO.	DATED

TO:	(BENEFICIARY’S NAME)

Authorized Signature
GUIDELINES TO PREPARE THE DRAFT
     1. DATE: ISSUANCE DATE OF DRAFT.
     2. REF. NO.: BENEFICIARY’S REFERENCE NUMBER, IF ANY.
     3. PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).
     4. US$: AMOUNT OF DRAWING IN FIGURES.
     5. USDOLLARS: AMOUNT OF DRAWING IN WORDS.
     6. LETTER OF CREDIT NUMBER: _______________ STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.
     7. DATED: ISSUANCE DATE OF THE STANDBY L/C.
     8. BENEFICIARY’S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.
     9. AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.
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